UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ELECTRUM SPECIAL ACQUISITION CORPORATION

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PRELIMINARY COPY

ELECTRUM SPECIAL ACQUISITION CORPORATION
700 Madison Avenue, 5th Floor
New York, New York 10065

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD            , 2017

To the Shareholders of Electrum Special Acquisition Corporation:

You are cordially invited to attend the special meeting (the “special meeting”) of shareholders of Electrum Special Acquisition Corporation (“Electrum,” “Company,” “we,” “us” or “our”) to be held on            , 2017 at     , local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166 to consider and vote upon the following proposals:

•	a proposal to amend (the “Extension Amendment”) Electrum’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Electrum has to consummate a business combination (the “Extension”) for an additional 120 days, from October 8, 2017 to February 5, 2018 (the “Extended Date”) by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Amended and Restated Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the proxy statement; and
•	a proposal to amend (the “Trust Amendment”) Electrum’s investment management trust agreement, dated June 10, 2015, as amended on June 6, 2017 (the “trust agreement”), by and between Electrum and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event Electrum has not consummated a business combination by the Extended Date by amending the trust agreement in the manner set forth in Annex B of the proxy statement.

Each of the Extension Amendment and the Trust Amendment are more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment and the Trust Amendment is to allow Electrum more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that Electrum has until October 8, 2017 to complete a business combination. While we are currently in discussions with respect to several business combination opportunities, our board believes that there may not be sufficient time before October 8, 2017 to complete a business combination. Accordingly, our board believes that in order to be able to consummate an initial business combination, we may need to obtain the Extension. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that Electrum has to consummate a business combination to the Extended Date in order that our shareholders have the opportunity to participate in this investment. In the event that Electrum enters into a definitive agreement for a business combination prior to the special meeting, Electrum will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

On June 5, 2017, our shareholders approved a proposal to extend the date by which we have to consummate a business combination until October 8, 2017 (the “Prior Extension”). In connection with the Prior Extension, our sponsor, ESAC Holdings LLC, agreed to contribute to us as a loan $0.025 for each public share that is not redeemed, for each calendar month (commencing on June 10, 2017 and on the 10th day of each subsequent month), or portion thereof, that is needed by us to complete a business combination from June 10, 2017 until October 8, 2017. Our sponsor has agreed to continue to make this contribution through February 5, 2018 in connection with the Extension Amendment and Trust Amendment proposals. For example, if we take until February 5, 2018 to complete a business combination, which would represent approximately eight calendar months from the original date by which we had to complete a business combination (June 10, 2017), our sponsor would make aggregate contributions of approximately $3,393,603 (assuming no public shares are redeemed in connection with the special meeting). Each contribution will be deposited in the trust account within seven calendar days from the 10th day of each calendar month (or portion thereof). Accordingly, if the Extension Amendment and the Trust Amendment proposals are approved and we take the entire time through the Extended Date to complete our initial business combination, the redemption amount per share at the meeting for such business combination or our subsequent liquidation will be approximately $10.28 per share, in comparison to the current redemption amount of approximately $10.18 per share. The amount of the contributions will not bear interest and will be repayable by us to our sponsor upon consummation of our initial business combination. If our sponsor advises us that it does not intend to make the contribution, then the Extension Amendment and the Trust Amendment will not be put before the shareholders at the special meeting and we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association if we do not complete a business combination by October 8, 2017. Our sponsor will have sole discretion to determine whether to continue extending for additional calendar months until the Extended Date, and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate and we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association.

Holders (“public shareholders”) of Electrum’s ordinary shares sold in its IPO (“public shares”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”) regardless of how such public shareholders vote in regard to those amendments. Electrum believes that such redemption right protects Electrum’s public shareholders from having to sustain their investments for an unreasonably long period if Electrum fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If each of the Extension Amendment and the Trust Amendment is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must check the box on the proxy card provided for that purpose, return the proxy card in accordance with the instructions provided and tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Electrum estimates that the per-share pro rata portion of the trust account will be approximately $10.18 at the time of the special meeting. The closing price of Electrum’s shares on August 22, 2017 was $10.09. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public shareholder receiving $0.09 more for each share than if such shareholder sold the shares in the open market. Electrum cannot assure shareholders that they will be able to sell their shares of Electrum in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment and the Trust Amendment proposals are not approved and we do not consummate a business combination by October 8, 2017 in accordance with our Amended and Restated Memorandum and Articles of Association, or if the Extension Amendment and the Trust Amendment proposals are approved and we do not consummate a business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of at least 65% of Electrum’s shares attending the special meeting in person or by proxy and voting on the Extension Amendment is required to approve the Extension Amendment and the affirmative vote of at least a majority of Electrum’s shares attending the special meeting in person or by proxy and voting on the Trust Amendment is required to approve the Trust Amendment.

The Electrum board of directors has fixed the close of business on August 29, 2017 as the date for determining Electrum shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Electrum shares on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, Electrum’s board of directors has determined that the Extension Amendment and Trust Amendment proposals are fair to and in the best interests of Electrum and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

No other business shall be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated:            , 2017

By Order of the Board of Directors,

Eric N. Vincent
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a shareholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on either of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on            , 2017: This notice of meeting and the accompanying proxy statement are available at         .

ELECTRUM SPECIAL ACQUISITION CORPORATION
700 Madison Avenue, 5th Floor
New York, New York 10065

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD            , 2017

PROXY STATEMENT

The special meeting (the “special meeting”) of shareholders of Electrum Special Acquisition Corporation (“Electrum,” “Company,” “we,” “us” or “our”), a blank check company incorporated in the British Virgin Islands as a business company with limited liability, will be held on           , 2017 at     , local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166 to consider and vote upon the following proposals:

•	a proposal to amend (the “Extension Amendment”) Electrum’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Electrum has to consummate a business combination (the “Extension”) for an additional 120 days, from October 8, 2017 to February 5, 2018 (the “Extended Date”) by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Amended and Restated Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the proxy statement; and
•	a proposal to amend (the “Trust Amendment”) Electrum’s investment management trust agreement, dated June 10, 2015 (the “trust agreement”), by and between Electrum and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event Electrum has not consummated a business combination by the Extended Date by amending the trust agreement in the manner set forth in Annex B of the proxy statement.

The Extension Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Electrum has to complete a business combination. The purpose of the Extension Amendment and the Trust Amendment is to allow Electrum more time to complete an initial business combination. In the event that Electrum enters into a definitive agreement for a business combination prior to the special meeting, Electrum will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

The affirmative vote of at least 65% of the votes of Electrum’s shares present in person or by proxy at the special meeting and voting on the Extension Amendment is required to approve the Extension Amendment and the affirmative vote of at least a majority of the votes of Electrum’s shares present in person or by proxy at the special meeting and voting on the Trust Amendment is required to approve the Trust Amendment.

On June 5, 2017, our shareholders approved a proposal to extend the date by which we have to consummate a business combination until October 8, 2017 (the “Prior Extension”). In connection with the Prior Extension, our sponsor, ESAC Holdings LLC, agreed to contribute to us as a loan $0.025 for each public share that is not redeemed, for each calendar month (commencing on June 10, 2017 and on the 10th day of each subsequent month), or portion thereof, that is needed by us to complete a business combination from June 10, 2017 until October 8, 2017. Our sponsor has agreed to continue to make this contribution through February 5, 2018 in connection with the Extension Amendment and Trust Amendment proposals. For example, if we take until February 5, 2018 to complete a business combination, which would represent approximately eight calendar months from the original date by which we had to complete a business combination (June 10, 2017), our sponsor would make aggregate contributions of approximately $3,393,603 (assuming no public shares are redeemed in connection with the special meeting). Each contribution will be deposited in the trust account within seven calendar days from the 10th day of each calendar month (or portion thereof). Accordingly, if the Extension Amendment and the Trust Amendment proposals are approved and we take the entire time through the Extended Date to complete our initial business combination, the redemption amount per share at the meeting for such business combination or our subsequent liquidation will be approximately $10.28 per share, in comparison to the current redemption amount of approximately $10.18 per share. The amount of the contributions will not bear interest and will be repayable by us to our sponsor upon consummation of our initial business combination. If our sponsor advises us that it does not intend to make the contribution, then the Extension Amendment and the Trust Amendment will not be put before the shareholders at the special meeting and we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association if we do not complete a business combination by October 8, 2017. Our sponsor will have sole discretion to determine whether to continue extending for additional calendar months until the Extended Date, and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate and we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association.

Holders (“public shareholders”) of Electrum’s public shares (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”) regardless of how such public shareholders vote in regard to those amendments. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders (and not abandoned), the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of the business combination when it is submitted to the shareholders.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $171.9 million that was in the trust account as of July 31, 2017. In such event, Electrum may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by October 8, 2017 in accordance with the Amended and Restated Memorandum and Articles of Association, or if the Extension Amendment and Trust Amendment proposals are approved and we do not consummate a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our board of directors, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, the holders of Electrum’s initial shares (the “initial shareholders”) waived their rights to participate in any liquidation distribution with respect to the initial shares. Electrum’s sponsor, officers and directors have waived their right to redeem their insider shares and any other ordinary shares acquired in the IPO or to participate in any liquidation distribution with respect to their insider shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Electrum’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, Electrum Strategic Opportunities Fund L.P., or ESOF, has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a business combination transaction agreement, reduce the amount of funds in the trust account to below $10.00 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, ESOF will not be responsible to the extent of any liability for such third party claims. However, ESOF may not be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. We have not independently verified whether ESOF has sufficient funds to satisfy its indemnity obligations. We believe the likelihood of ESOF having to indemnify the trust account is limited because we will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.18. Nevertheless, Electrum cannot assure you that the per share distribution from the trust account, if Electrum liquidates, will not be substantially less than $10.18 due to unforeseen claims of creditors.

In any liquidation proceedings of the company under British Virgin Islands law, the funds held in our trust account may be included in our estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any such claims deplete the trust account we may not be able to return to our public shareholders the redemption amounts payable to them.

Approval of the Trust Amendment proposal will constitute consent for Electrum to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Electrum to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

At the time the Extension Amendment and Trust Amendments become effective, Electrum will amend the trust account agreement to (i) permit the withdrawal of the Withdrawal Amount from the trust account and (ii) extend the date on which the trustee will liquidate the trust account to the Extended Date.

The record date for the special meeting is August 29, 2017. Record holders of Electrum shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 21,968,015 outstanding Electrum ordinary shares, including 16,968,015 outstanding public shares. Electrum’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated           , 2017 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?	A. Electrum is a blank check company incorporated in December 2014 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. In June 2015, Electrum consummated its IPO from which it derived gross proceeds of $200,000,000, including proceeds from the partial exercise of the underwriters’ over-allotment option. Like most blank check companies, our Amended and Restated Memorandum and Articles of Association provide for the return of the IPO proceeds held in trust to the holders of shares sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, October 8, 2017). The board of directors believes that it is in the best interests of the shareholders to continue Electrum’s existence until the Extended Date in order to allow Electrum more time to complete a business combination and is submitting these proposals to the shareholders to vote upon.

Q. What is being voted on?	A. You are being asked to vote on:
• a proposal to amend Electrum’s Amended and Restated Memorandum and Articles of Association to extend the date by which Electrum has to consummate a business combination to the Extended Date; and

    •

a proposal to amend Electrum’s trust agreement to extend the date on which to commence liquidating the trust account in the event Electrum has not consummated a business combination by the Extended Date.

The Extension Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Electrum has to complete a business combination. In the event that Electrum enters into a definitive agreement for a business combination prior to the special meeting, Electrum will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination. Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the shareholders’ approval of the Trust Amendment proposal will constitute consent for Electrum to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for Electrum’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and the Trust Amendment proposals, after taking into account the Election.

If the Extension Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. Electrum cannot predict the amount that will remain in the trust account if the Extension Amendment and Trust Amendment proposals are approved; and the amount remaining in the trust account may be significantly reduced from the approximately $171.9 million that was in the trust account as of July 31, 2017. In such event, Electrum may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by October 8, 2017, or if the Extension Amendment and Trust Amendment proposals are approved and we have not consummated a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our board of directors, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.

Electrum’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their initial shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. Electrum will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q. Why is the Company proposing the Extension Amendment and the Trust Amendment proposals?	A. Electrum’s Amended and Restated Memorandum and Articles of Association provide for the return of the IPO proceeds held in trust to the holders of shares sold in the IPO if no qualifying business combinations are consummated on or before October 8, 2017. Accordingly, the trust agreement provides for the trustee to liquidate the trust account and distribute to each public shareholder its pro rata share of such funds if a qualifying business combination is not consummated on or before October 8, 2017. As we explain below, Electrum may not be able to complete a business combination by that date.

While Electrum is currently in discussions with respect to several business combination opportunities, Electrum has not yet executed a definitive agreement for a business combination. Electrum currently anticipates entering into such an agreement with one of its prospective targets, but does not expect be able to consummate such a business combination by October 8, 2017.

Because Electrum may not be able to conclude a business combination within the permitted time period, Electrum has determined to seek shareholder approval to extend the date by which Electrum has to complete a business combination.

Electrum believes that given Electrum’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination. Accordingly, Electrum’s board of directors is proposing the Extension Amendment to extend Electrum’s corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. What are the contribution and the Prior Extension?	A. On June 5, 2017, our shareholders approved the Prior Extension, which extended the date by which we have to consummate a business combination until October 8, 2017. In connection with the Prior Extension, our sponsor agreed to contribute to us as a loan $0.025 for each public share that is not redeemed, for each calendar month (commencing on June 10, 2017 and on the 10th day of each subsequent month), or portion thereof, that is needed by us to complete a business combination from June 10, 2017 until October 8, 2017. Our sponsor has agreed to continue to make this contribution through February 5, 2018 in connection with the Extension Amendment and the Trust Amendment proposals. For example, if we take until February 5, 2018 to complete our business combination, which would represent approximately eight calendar months from the original date by which we had to complete a business combination (June 10, 2017), our sponsor would make aggregate contributions of approximately $3,393,603 (assuming no public shares are redeemed in connection with the special meeting). Each contribution will be deposited in the trust account within seven calendar days from the 10th day of each calendar month (or portion thereof). Accordingly, if the Extension Amendment and the Trust Amendment proposals are approved and we take the entire time through the Extended Date to complete our initial business combination, the redemption amount per share at the meeting for such business combination or our subsequent liquidation will be approximately $10.28 per share, in comparison to the current redemption amount of approximately $10.18 per share. The amount of the contributions will not bear interest and will be repayable by us to our sponsor upon consummation of our initial business combination. If our sponsor advises us that it does not intend to make the contribution, then the Extension Amendment and the Trust Amendment will not be put before the shareholders at the special meeting and we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association if we do not complete a business combination by October 8, 2017. Our sponsor will have sole discretion to determine whether to continue extending for additional calendar months until the Extended Date, and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate and we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association.

Q. Why should I vote for the Extension Amendment?	A. Electrum’s board of directors believes shareholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which Electrum is in discussions. Accordingly, Electrum’s board is proposing the Extension Amendment to extend the date by which Electrum has to complete a business combination until the Extended Date and to allow for the Election.

Electrum’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of at least 65% of the votes of the Company’s shares present (in person or by proxy) at the special meeting and voting to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond October 8, 2017, except in connection with, and effective upon consummation of, a business combination. Additionally, Electrum’s Amended and Restated Memorandum and Articles of Association and the trust agreement require that all public shareholders have an opportunity to redeem their public shares in the case Electrum’s corporate existence is extended as described above. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect Electrum shareholders from having to sustain their investments for an unreasonably long period if Electrum failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Electrum’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Electrum is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with Electrum’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

If the Extension Amendment and the Trust Amendment proposals are not approved and the Extension is not implemented, you will not be entitled to receive the contribution from our sponsor described in the question and answer titled “What are the contribution and the Prior Extension?” We believe that the contribution will provide additional funds to our trust account and additional time for us to complete a business combination.

Q. Should I vote for the Trust Amendment?	A. Approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.
Whether a holder of public shares votes in favor of or against the Trust Amendment, or abstains, the holder may, but is not required to, redeem all or a portion of its public shares for its pro rata portion of the trust account represented by the redeemed shares. We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals, after taking into account the Election.

Liquidation of the trust account is a fundamental obligation of Electrum to the public shareholders under its Amended and Restated Memorandum and Articles of Association and Electrum is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination Electrum proposes. Assuming the Extension Amendment is approved, Electrum will have until the Extended Date to complete a business combination.

Electrum’s board of directors recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should redeem your public shares. If the Extension Amendment and the Trust Amendment proposals are not approved and the Extension is not implemented, you will not be entitled to receive the contribution from our sponsor described in the question and answer titled “What are the contribution and the Prior Extension?” We believe that the contribution will provide additional funds to our trust account and additional time for us to complete a business combination.

Q. How do the Electrum insiders intend to vote their shares?	A. All of Electrum’s directors, executive officers and their respective affiliates are expected to vote any shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment proposal and, to the extent they hold public shares, the Trust Amendment proposal.

Electrum’s directors, executive officers and their respective affiliates are not entitled to redeem their insider shares. With respect to shares purchased on the open market by Electrum’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, Electrum’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 5,000,000 insider shares, representing approximately 20% of Electrum’s issued and outstanding ordinary shares. Electrum’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Electrum’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment and Trust Amendment. Any public shares held by affiliates of Electrum may be voted in favor of the Extension Amendment and the Trust Amendment proposals.

Q. What vote is required to adopt the Extension Amendment?	A. Pursuant to Electrum’s Amended and Restated Memorandum and Articles of Association, approval of the Extension Amendment will require the affirmative vote of holders of at least 65% of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment. Approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.

Q. What vote is required to approve the Trust Amendment?	A. Pursuant to the trust agreement, approval of the Trust Amendment will require the affirmative vote of a majority of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Trust Amendment.

Any holder of public shares may redeem all of or a portion of its public shares for its pro rata portion of the trust account whether such holder votes in favor of or against the Trust Amendment or abstains. You are not required to redeem your public shares regardless of whether you vote for or against the Trust Amendment or abstain.

Q. What if I don’t want to vote for the Extension Amendment or Trust Amendment proposals?	A. If you do not want the Extension Amendment or Trust Amendment to be approved, you must vote against the proposals. If the Extension Amendment and the Trust Amendment are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public shareholders.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, Electrum does not anticipate seeking any further extension to consummate a business combination. Electrum has provided that all holders of public shares, including those who vote for the Extension Amendment and the Trust Amendment, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the shareholder meeting which is scheduled for , 2017. Those holders of public shares who elect not to redeem their shares now will retain redemption rights with respect to future business combinations, or, if Electrum does not consummate a business combination by the Extended Date, such holders will be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved and we have not consummated a business combination by October 8, 2017, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. In addition, if the Extension Amendment and the Trust Amendment proposals are not approved and the Extension is not implemented, you will not be entitled to receive the contribution from our sponsor described in the question and answer titled “What are the contribution and the Prior Extension?”

Electrum’s initial shareholders waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Electrum will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. If the Extension Amendment and Trust Amendment proposals are approved, what happens next?	A. Electrum will continue its efforts to execute a definitive agreement for a business combination with one or more targets. In addition, if the Extension is implemented, you will be entitled to receive the contribution from our sponsor described in the question and answer titled “What are the contribution and the Prior Extension?”

If Electrum executes a definitive agreement for a business combination, we will seek to complete the business combination, which will involve:
• completing proxy materials;
• establishing a meeting date and record date for considering a proposed business combination, and distributing proxy materials to shareholders; and
• holding a special meeting to consider such proposed business combination.
Electrum is seeking approval of the Extension Amendment and the Trust Amendment because Electrum does not expect to be able to complete all of the above listed tasks prior to October 8, 2017.

Upon approval by holders of at least 65% of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment proposal and at least a majority of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Trust Amendment proposal, Electrum will file an Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands, incorporating the amendment set forth in Annex A hereto, and enter into an amendment to the trust agreement with the trustee in the form of Annex B hereto. Electrum will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares and warrants will remain publicly traded.

If the Extension Amendment and Trust Amendment proposals are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Electrum’s ordinary shares held by Electrum’s directors and officers through the insider shares.

If the Extension Amendment and Trust Amendment proposals are approved, but Electrum does not consummate a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.

Electrum’s initial shareholders waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Electrum will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to shareholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the shareholder vote to approve the business combination, subject to any limitations set forth in Electrum’s Amended and Restated Memorandum and Articles of Association.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Electrum’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902.

Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment proposal must be approved by the affirmative vote of at least 65% of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment proposal, and the Trust Amendment proposal must be approved by the affirmative vote of at least a majority of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Trust Amendment proposal.

With respect to the Extension Amendment and Trust Amendment proposals, abstentions and broker non-votes will have no effect. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?	A. A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present with regard to the Extension Amendment and Trust Amendment proposals if 35% of the Company’s shares outstanding as of the record date are represented by shareholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the special meeting in person. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?	A. Only holders of record of Electrum’s ordinary shares at the close of business on the record date, August 29, 2017, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 21,968,015 ordinary shares, including 16,968,015 public shares, were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Electrum’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the Extension Amendment and the Trust Amendment?	A. Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Extension Amendment and the Trust Amendment are fair to and in the best interests of Electrum and its shareholders. The board of directors recommends that Electrum’s shareholders vote “FOR” the Extension Amendment and the Trust Amendment.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Electrum’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of insider shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment and Trust Amendment Proposals — Interests of Electrum’s Directors and Officers.”

Q. What if I object to the Extension Amendment and the Trust Amendment?	A. If you do not want the Extension Amendment or the Trust Amendment to be approved, you must vote against the proposals. You will be entitled to redeem your shares for cash in connection with this vote only if you vote for or against or abstain from voting on each of the Extension Amendment and the Trust Amendment and elect to redeem your shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”). If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination Electrum proposes. In addition, public shareholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Q. What happens to the Electrum warrants if either of the Extension Amendment or Trust Amendment is not approved?	A. If either of the Extension Amendment or the Trust Amendment is not approved and we have not consummated a business combination by October 8, 2017, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q. What happens to the Electrum warrants if the Extension Amendment and Trust Amendment proposals are approved?	A. If the Extension Amendment and Trust Amendment proposals are approved, Electrum will continue to attempt to execute a definitive agreement for a business combination, and if successful, will attempt to complete such business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption.

Q. What do I need to do now?	A. Electrum urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as an Electrum shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A. If you are a shareholder of record, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Electrum are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?	A. If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

To demand redemption of your public shares, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Electrum shares.

Q. Who is paying for this proxy solicitation?	A. Electrum will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions, you may write or call Electrum’s proxy solicitor:
Morrow Sodali LLC 470 West Avenue Stamford, CT 06902 Telephone: (800) 662-5200 Banks and brokers: (203) 658-9400 Email: ELEC.info@morrowsodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to effect the Extension Amendment and the Trust Amendment or consummate a business combination;
•	unanticipated delays in the distribution of the funds from the trust account;
•	claims by third parties against the trust account; or
•	the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated June 10, 2015 (Registration Nos. 333-203599 and 333-204866) and our Annual Report on Form 10-K for the fiscal year ended November 30, 2016. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Electrum

We are a blank check company incorporated in the British Virgin Islands on December 12, 2014 as a business company with limited liability for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities.

On June 10, 2015, we consummated our IPO of 20,000,000 units, including the partial exercise of the underwriters’ over-allotment option of 2,500,000 units, with each unit consisting of one ordinary share and one warrant to purchase one half of one ordinary share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $200,000,000.

The units began trading on June 11, 2015 on the NASDAQ Capital Market under the symbol “ELECU.” Commencing on August 12, 2015, the securities comprising the units began separately trading. The units, ordinary shares, and warrants are trading on the NASDAQ Stock Market under the symbols “ELECU,” “ELEC” and “ELECW,” respectively.

Prior to our IPO, our sponsor purchased an aggregate of 3,737,500 insider shares for an aggregate purchase price of $25,000. On April 22, 2015, we effectuated a bonus share issue of the Company of 0.03655250836 ordinary shares for each outstanding ordinary share, resulting in an aggregate of 3,874,115 insider shares outstanding and held by our sponsor. Also on April 22, 2015, our four independent directors purchased an aggregate of 92,000 of our ordinary shares, and an entity controlled by Dwight W. Anderson (one of our directors) purchased an aggregate of 346,385 of our ordinary shares. On June 10, 2015, the entity controlled by Mr. Anderson sold 45,994 of its ordinary shares to our sponsor, at the original purchase price, and on the same date we effected a bonus share issue of 0.16666666666667 ordinary shares for each outstanding ordinary share. As a result, our sponsor owned 4,573,461 insider shares, the entity controlled by Mr. Anderson owned 350,457 insider shares, and each of our four independent directors owned 26,833 insider shares. Upon the closing of the IPO, the underwriters exercised their over-allotment option in part and notified us that they would not be exercising the remainder of their over-allotment option. As a result, the initial shareholders forfeited an aggregate of 31,250 ordinary shares. Simultaneously with the consummation of the IPO, our sponsor and an entity controlled by Mr. Anderson, and their designees, purchased an aggregate of 14,050,000 private warrants at a price of $0.50 per warrant (for a total purchase price of $7,025,000). The net proceeds of the IPO plus the proceeds of the sale of the private placement warrants were deposited in the trust account. On June 5, 2017, our shareholders approved the Prior Extension, which extended the date by which we have to consummate a business combination until October 8, 2017. As of July 31, 2017, following redemptions of 3,031,985 of the Company’s shares in connection with the Prior Extension, we had approximately $171.9 million in the trust account. On June 6, 2017, in connection with the Prior Extension, the Company’s Memorandum and Articles of Association were amended and restated and the Company and the trustee entered into a trust amendment, pursuant to which the date on which to commence liquidation of the Trust Account established in connection with the IPO in the event we have not consummated a business combination was extended from June 10, 2017 to October 8, 2017.

The mailing address of Electrum’s principal executive office is Electrum Special Acquisition Corporation, c/o The Electrum Group LLC, 700 Madison Avenue, 5th Floor, New York, New York 10065, and its telephone number is (646) 365-1600.

The Potential Business Combination

Electrum is currently in discussions with multiple targets to complete a business combination that will qualify as an initial business combination under its Amended and Restated Memorandum and Articles of Association. In the event that Electrum enters into a definitive agreement for a business combination prior to the special meeting, Electrum will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT AND TRUST AMENDMENT PROPOSALS

Extension Amendment Proposal

Electrum is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which Electrum has to consummate a business combination from October 8, 2017 to the Extended Date.

The Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to allow Electrum more time to complete a business combination. Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension Amendment proposal is not approved and we have not consummated a business combination by October 8, 2017, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. In addition, if the Extension Amendment and the Trust Amendment proposals are not approved and the Extension is not implemented, you will not be entitled to receive the contribution from our sponsor described in the question and answer titled “What are the contribution and the Prior Extension?”

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of Electrum is attached to this proxy statement as Annex A.

Trust Amendment Proposal

Electrum is proposing to amend the trust agreement to extend the date on which to commence liquidating the trust account in the event Electrum has not consummated a business combination to the Extended Date.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for the surrender of public shares, pro rata portions of the funds available in the trust account to the public shareholders making the election to redeem their public shares in lieu of later distributions to which they would otherwise be entitled.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by October 8, 2017, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. In addition, if the Extension Amendment and the Trust Amendment proposals are not approved and the Extension is not implemented, you will not be entitled to receive the contribution from our sponsor described in the question and answer titled “What are the contribution and the Prior Extension?”

A copy of the proposed amendment to the trust agreement is attached to this proxy statement as Annex B.

Reasons for the Proposals

Our Amended and Restated Memorandum and Articles of Association provide that Electrum has until October 8, 2017 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, our board currently believes that there may not be sufficient time before October 8, 2017 to complete a business combination. Electrum’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least 65% of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment proposal is required to extend Electrum’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Electrum’s Amended and Restated Memorandum and Articles of Association and the trust agreement provide for all public shareholders to have an opportunity to redeem their public shares in the case Electrum’s corporate existence is extended as described above. Because Electrum continues to believe that a business combination would be in the best interests of Electrum’s shareholders, and because Electrum does not expect to be able to conclude a business combination within the permitted time period, Electrum has determined to seek shareholder approval to extend the date by which Electrum has to complete a business combination beyond October 8, 2017 to the Extended Date.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provisions were included to protect Electrum shareholders from having to sustain their investments for an unreasonably long period, if Electrum failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Electrum’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, combined with our sponsor’s agreement to provide the contribution, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Electrum is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, the Extension is consistent with Electrum’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

If the Extension Amendment or Trust Amendment Proposals Are Not Approved

If the Extension Amendment or Trust Amendment proposals are not approved and we have not consummated a business combination by October 8, 2017, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.

Electrum’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to Electrum’s warrants which will expire worthless in the event we wind up. Electrum will pay the costs of liquidation from its remaining assets held outside of the trust account.

If either of the Extension Amendment or the Trust Amendment proposals is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before October 8, 2017, the trust account will be liquidated and distributed to the public shareholders on a pro rata basis as described above. In addition, if the Extension Amendment and the Trust Amendment proposals are not approved and the Extension is not implemented, you will not be entitled to receive the contribution from our sponsor described in the question and answer titled “What are the contribution and the Prior Extension?”

If the Extension Amendment and the Trust Amendment Proposals Are Approved

If the Extension Amendment and the Trust Amendment proposals are approved, Electrum will file an amended and restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands, incorporating the amendment set forth in Annex A hereto, and enter into an amendment to the trust agreement with the trustee in the form of Annex B hereto. Electrum will remain a reporting company under the Securities Exchange Act of 1934 and its units, outstanding shares and warrants will remain publicly traded. Electrum will then continue to work to execute a definitive agreement for a business combination and complete such a business combination by the Extended Date. In addition, if the Extension is implemented, you will be entitled to receive the contribution from our sponsor described in the question and answer titled “What are the contribution and the Prior Extension?”

If the Extension Amendment and Trust Amendment proposals are approved, but Electrum does not consummate a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.

Electrum’s initial shareholders waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Electrum will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

The Prior Extension and the Contribution

On June 5, 2017, our shareholders approved the Prior Extension, which extended the date by which we have to consummate a business combination until October 8, 2017. In connection with the Prior Extension, our sponsor agreed to contribute to us as a loan $0.025 for each public share that is not redeemed, for each calendar month (commencing on June 10, 2017 and on the 10th day of each subsequent month), or portion thereof, that is needed by us to complete a business combination from June 10, 2017 until October 8, 2017. Our sponsor has agreed to continue to make this contribution through February 5, 2018 in connection with the Extension Amendment and the Trust Amendment proposals. For example, if we take until February 5, 2018 to complete our business combination, which would represent approximately eight calendar months from the original date by which we had to complete a business combination (June 10, 2017), our sponsor would make aggregate contributions of approximately $3,393,603 (assuming no public shares are redeemed in connection with the special meeting). Each contribution will be deposited in the trust account within seven calendar days from the 10th day of each calendar month (or portion thereof). Accordingly, if the Extension Amendment and the Trust Amendment proposals are approved and we take the entire time through the Extended Date to complete our initial business combination, the redemption amount per share at the meeting for such business combination or our subsequent liquidation will be approximately $10.28 per share, in comparison to the current redemption amount of approximately $10.18 per share. The amount of the contributions will not bear interest and will be repayable by us to our sponsor upon consummation of our initial business combination. If our sponsor advises us that it does not intend to make the contribution, then the Extension Amendment and the Trust Amendment will not be put before the shareholders at the special meeting and we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association if we do not complete a business combination by October 8, 2017. Our sponsor will have sole discretion to determine whether to continue extending for additional calendar months until the Extended Date, and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate and we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment and Trust Amendment proposals are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and Electrum’s net asset value. Electrum cannot predict the amount that will remain in the trust account if the Extension Amendment and Trust Amendment proposals are approved; and the amount remaining in the trust account may be significantly reduced from the approximately $171.9 million that was in the trust account as of July 31, 2017. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

Redemption Rights

If the Extension Amendment and Trust Amendment proposals are approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Amendment and the Trust Amendment become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT AND TRUST AMENDMENT. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment and Trust Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment and Trust Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment and the Trust Amendment are not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the Amended and Restated Memorandum and Articles of Association. As of July 31, 2017, this would amount to approximately $10.18 per share. The closing price of Electrum’s shares on August 22, 2017 was $10.09. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public shareholder receiving $0.09 more for each share than if such shareholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Extension Amendment and the Trust Amendment are not approved or if they are abandoned, these shares will be returned promptly following the special meeting as described above.

The Special Meeting

Date, Time and Place.   The special meeting of Electrum’s shareholders will be held on            , 2017 at     , local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166.

Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Electrum’s shares at the close of business on August 29, 2017, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Electrum warrants do not carry voting rights.

Votes Required.   Approval of the Extension Amendment proposal will require the affirmative vote of holders of at least 65% of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment, and approval of the Trust Amendment proposal will require the affirmative vote of holders of at least a majority of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Trust Amendment. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the no effect. Likewise, abstentions and broker non-votes will have no effect on the approval of the proposals.

At the close of business on the record date, there were 21,968,015 outstanding shares of Electrum, including 16,968,015 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment or the Trust Amendment approved, you must vote against the proposals. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting which is scheduled for           , 2017, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against either of the amendments or abstain.

Proxies; Board Solicitation.   Your proxy is being solicited by the Electrum board of directors on the proposals to approve the Extension Amendment and the Trust Amendment being presented to shareholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Electrum has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $25,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Electrum. In addition, officers and directors of Electrum may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Electrum will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to shareholders in connection with this solicitation. Electrum may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

Possible Claims Against and Impairment of the Trust Account

To protect the amounts held in the trust account, ESOF has agreed that it will be liable to Electrum if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below $10.00 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, ESOF will not be responsible to the extent of any liability for such third party claims. However, ESOF may not be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. We have not independently verified whether ESOF has sufficient funds to satisfy its indemnity obligations. We believe the likelihood of ESOF having to indemnify the trust account is limited because we will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

In the event that the proceeds in the trust account are reduced below $10.00 per share, and ESOF asserts that it is unable to satisfy any applicable obligations or that it has no indemnification obligations related to a particular claim, Electrum’s independent directors would determine whether to take legal action against ESOF to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against ESOF to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be substantially less than $10.00 per share.

Required Vote

Approval of the Extension Amendment proposal requires the affirmative vote of holders of at least 65% of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment, and the Trust Amendment proposal requires the affirmative vote of holders of at least a majority of the votes of Electrum’s shares present (in person or by proxy) at the special meeting and voting on the Trust Amendment. Electrum’s board of directors will abandon the Trust Amendment if the Extension Amendment is not approved. In that case, if Electrum is unable to complete a business combination on or before October 8, 2017, it will be required by its Amended and Restated Memorandum and Articles of Association to (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.

All of Electrum’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Amendment and the Trust Amendment. On the record date, directors and executive officers of Electrum and their affiliates beneficially owned and were entitled to vote 5,000,000 shares of Electrum representing approximately 20% of Electrum’s issued and outstanding shares.

In addition, Electrum’s directors, executive officers and their affiliates may choose to buy units or ordinary shares of Electrum in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment and Trust Amendment proposals and elected to redeem their shares for a portion of the trust account. Any shares of Electrum held by affiliates will be voted in favor of the Extension Amendment and Trust Amendment proposals.

Interests of Electrum’s Directors and Officers

When you consider the recommendation of the Electrum board of directors, you should keep in mind that Electrum’s executive officers and members of Electrum’s board of directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	If either of the Extension Amendment or the Trust Amendment is not approved and we do not consummate a business combination by October 8, 2017 in accordance with our Amended and Restated Memorandum and Articles of Association, the insider shares held by the initial shareholders will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 14,050,000 warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $7,025,000, which will expire. Such ordinary shares and warrants had an aggregate market value of approximately $55,457,500 based on the last sale price of Electrum’s public shares and warrants of $10.09 and $0.35, respectively, on Nasdaq on August 22, 2017;
•	All rights specified in Electrum’s Amended and Restated Memorandum and Articles of Association relating to the right of officers and directors to be indemnified by Electrum, and of Electrum’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and Electrum liquidates, Electrum will not be able to perform its obligations to its officers and directors under those provisions;
•	None of Electrum’s executive officers or directors has received any cash compensation for services rendered to Electrum. All of the current members of Electrum’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;
•	ESOF has committed an aggregate of up to $200,000 in unsecured promissory notes Electrum will issue to ESOF in the event that funds held outside of the trust are insufficient to fund Electrum’s expenses prior to its initial business combination. Electrum has not yet utilized these commitments but expects to repay any such loaned amounts out of the proceeds of the trust account released upon completion of a business combination. Otherwise, such loans would be repaid only out of funds held outside the trust account. In the event that Electrum does not complete an initial business combination, it may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from the trust account would be used for such repayment. Accordingly, if Electrum draws on these loans, it will most likely not be able to repay the loans if a business combination is not completed;
•	Electrum’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Electrum’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of Electrum’s initial business combination. However, if Electrum fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, Electrum will most likely not be able to reimburse these expenses if the proposed business combination is not completed. Although, as of the record date, Electrum’s officers, directors, initial shareholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future;
•	As of May 31, 2017, an affiliate of our sponsor is owed $209,630 for general and administrative costs, due diligence costs and professional fees paid on our behalf. These advances are non-interest bearing and unsecured. Electrum may not be able to pay these advances from funds available to it outside of the trust account if the proposed business combination is not completed; and
•	Electrum has entered into a Letter Agreement with The Electrum Group LLC, an affiliate of the Electrum sponsor, pursuant to which, Electrum pays $10,000 per month for office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, Electrum will cease paying these monthly fees. Accordingly, The Electrum Group LLC may receive payments in excess of the 24 payments originally contemplated, if the Extension Amendment and Trust Amendment are implemented.

The Board’s Reasons for the Extension Amendment and Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, Electrum’s board of directors has determined that the Extension Amendment and Trust Amendment proposals are fair to, and in the best interests of, Electrum and its shareholders. The board of directors has approved and declared advisable adoption of the Extension Amendment and Trust Amendment proposals, and recommends that you vote “FOR” such adoption. The board expresses no opinion as to whether you should redeem your public shares.

We are a blank check company incorporated in the British Virgin Islands on December 12, 2014 as a business company with limited liability for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. On June 10, 2015, we consummated our IPO of 20,000,000 units, including the partial exercise of the underwriters’ over-allotment option of 2,500,000 units, with each unit consisting of one ordinary share and one warrant to purchase one half of one ordinary share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $200,000,000. On June 5, 2017, our shareholders approved the Prior Extension, which extended the date by which we have to consummate a business combination until October 8, 2017. As of June 6, 2017, following redemptions of 3,031,985 of the Company’s shares in connection with the Prior Extension, we had approximately $170.7 million in the trust account. On June 6, 2017, in connection with the Prior Extension, the Company’s Memorandum and Articles of Association were amended and restated and the Company and the trustee entered into a trust amendment, pursuant to which the date on which to commence liquidation of the Trust Account established in connection with the IPO in the event we have not consummated a business combination was extended from June 10, 2017 to October 8, 2017.

Electrum’s Amended and Restated Memorandum and Articles of Association provide that Electrum has until October 8, 2017 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, our board currently believes that there may not be sufficient time before October 8, 2017 to complete a business combination. Electrum’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least 65% of Electrum’s shares attending and voting on the Extension Amendment proposal is required to extend Electrum’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Electrum’s Amended and Restated Memorandum and Articles of Association an the trust agreement provide for all public shareholders to have an opportunity to redeem their public shares in the case Electrum’s corporate existence is extended as described above. Because Electrum continues to believe that a business combination would be in the best interests of Electrum’s shareholders, and because Electrum does not expect to be able to conclude a business combination within the permitted time period, Electrum has determined to seek shareholder approval to extend the date by which Electrum has to complete a business combination beyond October 8, 2017 to the Extended Date.

Electrum is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Electrum’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least 65% of the votes of Electrum’s shares present (in person or by proxy) and voting to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond October 8, 2017, except in connection with, and effective upon consummation of, a business combination. Additionally, Electrum’s Amended and Restated Memorandum and Articles of Association and the trust agreement provide for all public shareholders to have an opportunity to redeem their public shares in the case Electrum’s corporate existence is extended as described above. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect Electrum shareholders from having to sustain their investments for an unreasonably long period, if Electrum failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Electrum’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Electrum is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, the Extension is consistent with Electrum’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

After careful consideration of all relevant factors, Electrum’s board of directors determined that the Extension Amendment and Trust Amendment are fair to and in the best interests of Electrum and its shareholders.

The Board of Directors recommends that you vote “FOR” the Extension Amendment and Trust Amendment proposals. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our outstanding ordinary shares;
•	each of our officers and directors; and
•	all our officers and directors as a group.

In the table below, percentage ownership is based on 21,968,015 ordinary shares outstanding as of the record date. Unless otherwise indicated, the business address of each of the persons and entities in the following table is 700 Madison Avenue, 5th Floor, New York, New York 10065

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
ESAC Holdings LLC(1)	4,545,055	20.69%
Thomas S. Kaplan(1)	4,545,055	20.69%
Eric N. Vincent(1)	4,545,055	20.69%
Dwight W. Anderson(2)	348,281	1.58%
David W. Peat	26,666	*
Thomas A. Ronzetti III	26,666	*
Marc S. Goodman	26,666	*
Diana J. Walters	26,666	*
All directors and executive officers as a group (seven individuals)(3)	5,000,000	22.76%
Polar Asset Management Partners, Inc.(4)	2,483,535	11.30%
Weiss Asset Management LP(5)	2,076,897	9.45%
BIG GP LLC(5)	1,304,764	5.94%
WAM GP LLC(5)	2,076,897	9.45%
Andrew M. Weiss(5)	2,076,897	9.45%

*	Less than 1%.
(1)	Represents shares held directly by ESAC Holdings LLC, our sponsor. ESOF is the managing member of ESAC Holdings LLC and the majority owner of ESAC Holdings LLC and 15.3% of ESAC Holdings LLC is owned by Joshua A. Fink, the Vice Chairman of TEG. The general partner of ESOF is Electrum Strategic Opportunities Fund GP L.P., or ESOF GP, and the general partner of ESOF GP is ESOF GP Ltd. The directors of ESOF GP Ltd. are Thomas S. Kaplan, Eric N. Vincent, Michael H. Williams and Andrew M. Shapiro. Consequently, Messrs. Kaplan, Vincent, Williams and Shapiro may be deemed to share voting and dispositive control over the securities held by our sponsor, and thus to share beneficial ownership of such securities. Each of Messrs. Kaplan, Vincent, Williams and Shapiro disclaims beneficial ownership over any securities owned by our sponsor in which he does not have any pecuniary interest.
(2)	Represents shares held directly by Ospraie Partners LLC, an entity controlled by Mr. Anderson.
(3)	Includes 4,545,055 shares held directly by ESAC Holdings LLC, our sponsor, as described in footnote (1) above.
(4)	According to a Schedule 13G filed with the SEC on August 8, 2017 on behalf of Polar Asset Management Partners Inc., a Canadian corporation (“Polar Partners”), which serves as an investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”) with respect to the shares held by Polar Vehicles. The business address of this shareholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.
(5)	According to a Schedule 13G filed with the SEC on June 2, 2017 on behalf of Weiss Asset Management LP, a Delaware corporation (“Weiss Asset Management”), BIP GP LLC, a Delaware limited liability company, WAM GP LLC, a Delaware limited liability company and Andrew M. Weiss. Weiss Asset Management serves as an investment manager to a private investment partnership of which BIP GP LLC is the sole general partner. Andrew Weiss is the managing member of WAM GP LLC and BIP GP LLC. The business address of this shareholder is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02117.

SHAREHOLDER PROPOSALS

If the Extension Amendment and Trust Amendment proposals are approved, Electrum’s 2017 annual meeting of shareholders will likely be held at a later date, which will be announced. If you are a shareholder and you want to include a proposal in the proxy statement for the year 2017 annual meeting, you need to provide it to Electrum in a reasonable time before we print and send our proxy materials for our 2017 annual meeting. You should direct any proposals to Electrum’s secretary at Electrum’s principal office. Shareholder proposals for the 2017 annual meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to the year 2017 annual meeting. Under British Virgin Islands law and the Amended and Restated Memorandum and Articles of Association, our board of directors is only obligated to include requests for proposals or other matters of business (including nominations) to be considered at a meeting if such request is made by shareholders who are together entitled to exercise 50% or more of the voting rights in respect of the matter which is the subject of such request; otherwise, our board of directors has discretion as to whether or not such request should be included.

If the Extension Amendment and Trust Amendment proposals are not approved and Electrum fails to complete a qualifying business combination on or before October 8, 2017, there will be no annual meeting in 2017.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	If the shares are registered in the name of the shareholder, the shareholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Electrum’s proxy solicitor, at 470 West Avenue, Stamford, CT 06902, telephone number: (800) 662-5200, email: ELEC.info@morrowsodali.com; or
•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Electrum Special Acquisition Corporation, c/o The Electrum Group LLC, 700 Madison Avenue, 5th Floor, New York, New York 10065, Attn: Eric N. Vincent, Chief Executive Officer and Secretary.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than            , 2017.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
ELECTRUM SPECIAL ACQUISITION CORPORATION

The Amended and Restated Memorandum and Articles of Association of Electrum Special Acquisition Corporation shall be amended by deleting Regulation 23.2 in its entirety and replacing it with the following:

“23.2	In the event that the Company fails to consummate a Business Combination by 5 February 2018 (such date being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares (as defined below) or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

A-1

ANNEX B

PROPOSED AMENDMENT NO. 2
TO THE TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of            , 2017, to the Trust Agreement (as defined below) is made by and between Electrum Special Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of June 10, 2015 (the “Trust Agreement”); and

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a special meeting of shareholders of the Company (the “Special Meeting”) held on,            2017, the Company’s shareholders approved (i) a proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association to provide that the date by which the Company shall be required to effect a Business Combination shall be February 5, 2018 (the “Extended Date”), and (ii) a proposal to extend the date on which to commence liquidating the Trust Account (the “Trust Amendment”) in the event the Company has not consummated a business combination by the Extended Date; and

WHEREAS, on the date hereof, the Company is filing the Extension Amendment with the Registrar of Corporate Affairs in the British Virgin Islands.

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended by deleting “October 8, 2017” and replacing it with “February 5, 2018”.
2.	As a result thereof, all references to the “Last Date” in the Trust Agreement shall be references to February 5, 2018.
3.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.
4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.
5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Agreement as required by Section 7(c) of the Agreement, and every defect in fulfilling such requirements for an effective amendment to the Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.
6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

B-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:	Name: Title:

Electrum Special Acquisition Corporation

By:	Name: Eric N. Vincent Title: Chief Executive Officer

B-2

Preliminary Copy

PROXY

Electrum Special Acquisition Corporation
c/o The Electrum Group LLC
700 Madison Ave., 5th Floor
New York, New York 10065

SPECIAL MEETING OF SHAREHOLDERS

           , 2017

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

ELECTRUM SPECIAL ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
           , 2017

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated         , 2017, in connection with the Special Meeting to be held on          at     , local time, at the offices of Greenberg Traurig, LLP, located at MetLife Building, 200 Park Avenue, New York, New York 10166 and hereby appoints         , and         , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares, of Electrum Special Acquisition Corporation (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS CONSTITUTING THE EXTENSION AMENDMENT AND TRUST AMENDMENT CONSISTING OF PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on            , 2017: This notice of meeting and the accompany proxy statement are available at           .

Proposal 1 — The Extension Amendment	FOR ☐	AGAINST ☐	ABSTAIN ☐
Amend Electrum’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 120 days, from October 8, 2017 to February 5, 2018, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account.
Proposal 2 — The Trust Amendment	FOR ☐	AGAINST ☐	ABSTAIN ☐
Amend the trust agreement to extend the date that the trustee will liquidate and distribute all funds held in the trust account an additional 120 days, from October 8, 2017 to February 5, 2018, and permit the trustee to release funds from the trust account in consideration of redeemed public shares in connection with the Extension.

Regardless of whether you vote “FOR” or “AGAINST” proposals 1 and 2 or “ABSTAIN,” if you hold ordinary shares issued in the Company’s initial public offering, or public shares, you may exercise your redemption rights with respect to all or a portion of your public shares by marking the “Exercise Redemption Rights” box below and indicating how many public shares for which you are exercising such redemption rights in the space provided. If you exercise your redemption rights, then you will be exchanging the indicated number of your public shares for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR SHARE CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE REDEMPTION RIGHTS ☐

Dated:  2017

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.